SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                  Amendment #1

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 5, 1997




                        PIONEER NATURAL RESOURCES COMPANY
             (Exact name of Registrant as specified in its charter)




              Delaware                   1-13245                75-2702753
 (State or other jurisdiction of       Commission           (I.R.S. Employer
 incorporation or organization)        File Number       Identification Number)




1400 Williams Square West, 5205 N.  O'Connor Blvd., Irving, Texas      75039
           (Address of principal executive offices)                  (Zip code)



       Registrant's Telephone Number, including area code : (972) 444-9001

                                 Not applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)






                               Page 1 of 5 pages.

                            Exhibit Index on page 4.


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ITEM 4.    Changes in Registrant's Certifying Accountants

At a meeting held on December 5, 1997, the Board of Directors of Pioneer Natural Resources Company (the "Company") approved the engagement of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1998 to replace the firm of KPMG Peat Marwick LLP, who will be dismissed as auditors of the Company after completing the audit of the Company for the fiscal year ending December 31, 1997. The audit committee of the Board of Directors approved the change in auditors on December 5, 1997, subject to ratification by the Company's stockholders.

The reports of KPMG Peat Marwick LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1995 and 1996, and in the subsequent interim period, there were no disagreements with KPMG Peat Marwick LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of KPMG Peat Marwick LLP would have caused KPMG Peat Marwick LLP to make reference to the matter in their report.

The Company has received from KPMG Peat Marwick LLP a letter addressed to the Securities and Exchange Commission stating that KPMG Peat Marwick LLP agrees with the above statements. A copy of the letter is included as Exhibit 16 to this Form 8-K/A, Amendment #1.

ITEM 7.    Financial Statements and Exhibits

(c)  Exhibits

     16.   Letter from the independent  certified public accountants pursuant to
           Item 4 as previously reported on Form 8-K dated December 5, 1997.


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



                        PIONEER NATURAL RESOURCES COMPANY



                               S I G N A T U R E S


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PIONEER NATURAL RESOURCES COMPANY






Date:       December 22, 1997        By:     /s/ M.  Garrett Smith
                                             -------------------------------
                                             M. Garrett Smith
                                             Executive Vice President and
                                             Chief Financial Officer



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



Exhibit Index                                                             Page


    16* Letter from the independent certified public accountants pursuant to Item 4 as previously reported on the December
            5, 1997 Form 8-K.                                               5




* Filed herewith.





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